Exhibit 99.1

FOR IMMEDIATE RELEASE

Media Contact:

Deborah Spak, (224) 948-2349

Investor Contact:

Clare Trachtman, (224) 948-3085

BAXTER REPORTS THIRD QUARTER 2016 RESULTS AND INCREASES

FINANCIAL OUTLOOK FOR FULL-YEAR 2016

Strong Operational Performance Contributes to Margin Improvement

Third Quarter GAAP Earnings per Share of $0.23;

Adjusted Earnings per Share of $0.56 increased 37 percent

DEERFIELD, Ill., October 25, 2016 — Baxter International Inc. (NYSE:BAX) today reported results for the third quarter of 2016, and increased its earnings per share outlook for full-year 2016. Baxter’s third quarter worldwide sales totaled $2.6 billion, an increase of 3 percent on a reported basis and 4 percent on a constant currency basis as compared to the prior-year period.

“We are pleased with the continued strength across our core franchises as well as our improved financial performance, both of which are reflected in our third quarter results,” said José (Joe) E. Almeida. “Given this progress, we are intensifying our focus on portfolio management and innovation to accelerate our efforts to introduce new products and therapies.”

Financial Results

During the quarter, Baxter reported income from continuing operations of $127 million, or $0.23 per diluted share, on a GAAP (Generally Accepted Accounting Principles) basis. These results included net after-tax special items totaling $184 million, primarily related to business optimization initiatives, intangible asset amortization, debt extinguishment and Baxalta related spin-off costs.

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BAXTER REPORTS THIRD QUARTER 2016 RESULTS — Page  2

On an adjusted basis, excluding special items, Baxter’s third quarter income from continuing operations totaled $311 million, or $0.56 per diluted share, exceeding the company’s previously-issued guidance of $0.43 to $0.45 per diluted share.

Baxter’s worldwide sales totaled $2.6 billion in the third quarter, an increase of 3 percent on a reported basis and 4 percent on a constant currency basis as compared to the prior-year period. Sales within the U.S. were $1.1 billion, advancing 6 percent, while international sales totaled $1.5 billion, representing a 1 percent increase on a reported basis, and an increase of 3 percent on a constant currency basis. Adjusting for the impact of foreign exchange, generic competition for cyclophosphamide, and 2015 PROTOPAM orders, Baxter’s sales increased 12 percent in the U.S. and rose 6 percent globally in the third quarter.

By business, Hospital Products sales of $1.6 billion in the third quarter increased 2 percent on a reported basis and 3 percent on a constant currency basis. Adjusting for the impact of foreign exchange, cyclophosphamide and PROTOPAM, Hospital Products sales advanced 7 percent from the prior-year period. Hospital Products performance in the quarter benefited from strong sales across the portfolio, driven by increased demand and favorable pricing in the U.S. for the company’s IV solutions, nutritional therapies, pharmacy injectables and IV access administration sets. Strength internationally in the company’s hospital pharmacy compounding services and cytotoxic contract manufacturing business also contributed to growth in the quarter.

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BAXTER REPORTS THIRD QUARTER 2016 RESULTS — Page  3

Baxter’s Renal sales totaled $977 million in the third quarter, representing a 4 percent increase on a reported basis, and a 6 percent increase on a constant currency basis. Growth was driven by strong sales of peritoneal dialysis products as well as increased demand globally for continuous renal replacement therapies. Contributing to growth in the quarter were the recent launches of Baxter’s new Automated Peritoneal Dialysis (APD) systems, AMIA in the U.S. and HOMECHOICE CLARIA outside the U.S. Both of these systems utilize Baxter’s SHARESOURCE Connectivity Platform, which is the first and only two-way, remote patient management system for home dialysis therapy globally.

Financial Outlook

Based on the company’s strong performance in the first three quarters of the year, Baxter is raising its financial outlook for full-year 2016 including sales growth of approximately 2 percent on a reported basis or 4 percent on a constant currency basis, and earnings from continuing operations, before special items, of $1.88 to $1.91 per diluted share for the full year. Previous guidance called for reported sales of 1 to 2 percent (or 3 to 4 percent constant currency) and earnings of $1.69 to $1.74 per diluted share.

For the fourth quarter, the company expects sales growth of approximately 2 percent on both a reported and constant currency basis. Baxter expects earnings from continuing operations, before special items, of $0.49 to $0.52 per diluted share for the fourth quarter of 2016.

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BAXTER REPORTS THIRD QUARTER 2016 RESULTS — Page  4

The earnings per share guidance for the fourth quarter and full-year 2016 excludes $0.05 and $0.22, respectively, per diluted share of intangible asset amortization expense; an estimated $0.01and $0.07, respectively, per diluted share of Baxalta separation-related expense activities; an estimated $0.07 and $0.51, respectively, per diluted share of business optimization charges; and $7.84 per diluted share of asset impairment, debt extinguishment loss, product related reserve adjustments, and Baxalta retained stake gains for full-year 2016. These estimates are based on information reasonably available at the time of this release and future events or new information may result in different actual results. Reconciling for the inclusion of these items results in GAAP earnings of $0.36 to $0.39 per diluted share for the fourth quarter of 2016, and $8.92 to $8.95 per diluted share for full-year 2016.

A webcast of Baxter’s third quarter conference call for investors can be accessed live from a link on the company’s website at www.baxter.com beginning at 7:30 a.m. CDT on October 25, 2016. Please see www.baxter.com for more information regarding this and future investor events and webcasts.

Baxter provides a broad portfolio of essential renal and hospital products, including home, acute and in-center dialysis; sterile IV solutions; infusion systems and devices; parenteral nutrition; biosurgery products and anesthetics; and pharmacy automation, software and services. The company’s global footprint and the critical nature of its products and services play a key role in expanding access to healthcare in emerging and developed countries. Baxter’s employees worldwide are building upon the company’s rich heritage of medical breakthroughs to advance the next generation of healthcare innovations that enable patient care.

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BAXTER REPORTS THIRD QUARTER 2016 RESULTS — Page  5

This release includes forward-looking statements concerning the company’s financial results, business development activities, capital structure, cost savings initiatives, R&D pipeline including results of clinical trials and planned product launches, and outlook for 2016. The statements are based on assumptions about many important factors, including the following, which could cause actual results to differ materially from those in the forward-looking statements: demand for and market acceptance of risks for new and existing products, and the impact of those products on quality or patient safety concerns; product development risks; product quality or patient safety concerns; future actions of regulatory bodies and other governmental authorities, including the FDA and foreign counterparts; failures with respect to compliance programs; future actions of third parties, including payers; U.S. healthcare reform and other global austerity measures; pricing, reimbursement, taxation and rebate policies of government agencies and private payers; the impact of competitive products and pricing, including generic competition, drug reimportation and disruptive technologies; global, trade and tax policies; accurate identification of and execution on business development and R&D opportunities and realization of anticipated benefits; fluctuations in supply and demand; the availability of acceptable raw materials and component supply; the inability to create timely production capacity or other manufacturing supply difficulties; the ability to achieve the intended results (including targeted margin improvements) associated with the separation of the biopharmaceutical and medical products businesses; the ability to enforce owned or in-licensed patents or the patents of third parties preventing or restricting manufacture, sale or use of affected products or technology; the impact of global economic conditions; fluctuations in foreign exchange and interest rates; any change in law concerning the taxation of income, including income earned outside the United States; actions taken by tax authorities in connection with ongoing tax audits; breaches or failures of the company’s information technology systems; loss of key employees or inability to identify and recruit new employees; the outcome of pending or future litigation; the adequacy of the company’s cash flows from operations to meet its ongoing cash obligations and fund its investment program; and other risks identified in Baxter’s most recent filing on Form 10-K and other Securities and Exchange Commission filings, all of which are available on Baxter’s website. Baxter does not undertake to update its forward-looking statements.

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BAXTER — PAGE  6

BAXTER INTERNATIONAL INC.

Consolidated Statements of Income

Three Months Ended September 30, 2016 and 2015

(unaudited)

(in millions, except per share and percentage data)

	Three Months Ended September 30,
	2016		2015		Change

NET SALES	$ 2,558		$ 2,487		3%

COST OF SALES	1,487		1,453		2%

GROSS MARGIN	1,071		1,034		4%

% of Net Sales	41.9%		41.6%		0.3 pts

MARKETING AND ADMINISTRATIVE EXPENSES	726		794		(9%	)
% of Net Sales	28.4%		31.9%		(3.5 pts	)

RESEARCH AND DEVELOPMENT EXPENSES	159		148		7%
% of Net Sales	6.2%		6.0%		0.2 pts

OPERATING INCOME	186		92		102%

% of Net Sales	7.3%		3.7%		3.6 pts

NET INTEREST EXPENSE	14		34		(59%	)

OTHER EXPENSE, NET	44		91		(52%	)

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	128		(33)		NM

INCOME TAX EXPENSE (BENEFIT)	1		(35)		NM

% of Income from Continuing Operations before Income Taxes	0.8%		106.1%		NM

INCOME FROM CONTINUING OPERATIONS	127		2		NM

INCOME (LOSS) FROM DISCONTINUED OPERATIONS, NET OF TAX A	3		(1)		NM

NET INCOME	$ 130		$ 1		NM

INCOME FROM CONTINUING OPERATIONS PER COMMON SHARE
Basic	$ 0.23		$ 0.00		NM

Diluted	$ 0.23		$ 0.00		NM

INCOME FROM DISCONTINUED OPERATIONS PER COMMON SHARE
Basic	$ 0.01		$ 0.00		NM

Diluted	$ 0.01		$ 0.00		NM

NET INCOME PER COMMON SHARE
Basic	$ 0.24		$ 0.00		NM

Diluted	$ 0.24		$ 0.00		NM

WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Basic	544		546
Diluted	551		549

ADJUSTED OPERATING INCOME (excluding special items)	$ 409	B	$ 279	B	47%

ADJUSTED PRE-TAX INCOME FROM CONTINUING OPERATIONS (excluding special items)	$ 399	B	$ 284	B	40%

ADJUSTED INCOME FROM CONTINUING OPERATIONS (excluding special items)	$ 311	B	$ 225	B	38%

ADJUSTED DILUTED EPS FROM CONTINUING OPERATIONS (excluding special items)	$ 0.56	B	$ 0.41	B	37%

NM - Not Meaningful

A	Operating results from Baxalta Incorporated (“Baxalta”) are classified as discontinued operations for all periods presented.

B	Refer to page 7 for a description of the adjustments and a reconciliation to GAAP measures.

BAXTER — PAGE  7

BAXTER INTERNATIONAL INC.

Note to Consolidated Statements of Income

Three Months Ended September 30, 2016 and 2015

Description of Adjustments and Reconciliation of GAAP to Non-GAAP Measures

(unaudited)

(in millions, except per share and percentage data)

The company’s GAAP results for the three months ended September 30, 2016 and 2015 included special items which impacted the GAAP measures as follows:

	Three Months Ended September 30,
	2016	2015	Change

Gross Margin	$ 1,071	$ 1,034	4%
Intangible asset amortization expense [1]	42	40
Business optimization items [2]	35	32
Baxalta separation-related costs [3]	1	1
Product-related items [4]	—	(18)

Adjusted Gross Margin	$ 1,149	$ 1,089	6%

% of Net Sales	44.9%	43.8%	1.1 pts

Marketing and Administrative Expenses	$ 726	$ 794	(9%	)
Business optimization items [2]	(106)	(64)
Baxalta separation-related costs [3]	(9)	(60)

Adjusted Marketing and Administrative Expenses	$ 611	$ 670	(9%	)

% of Net Sales	23.9%	26.9%	(3 pts	)

Research and Development Expenses	$ 159	$ 148	7%
Business optimization items [2]	(30)	(8)

Adjusted Research and Development Expenses	$ 129	$ 140	(8%	)

% of Net Sales	5.0%	5.6%	(0.6 pts	)

Operating Income	$ 186	$ 92	102%
Impact of special items	223	187

Adjusted Operating Income	$ 409	$ 279	47%

% of Net Sales	16.0%	11.2%	4.8 pts

Other Expense, Net	$ 44	$ 91	(52%	)
Loss on debt extinguishment [5]	(48)	(130)

Adjusted Other Income, Net	$ (4)	$ (39)	(90%	)

Pre-Tax Income (Loss) from Continuing Operations	$ 128	$ (33)	NM
Impact of special items	271	317

Adjusted Pre-Tax Income from Continuing Operations	$ 399	$ 284	40%

Income Tax Expense (Benefit)	$ 1	$ (35)	NM
Impact of special items	87	94

Adjusted Income Tax Expense	$ 88	$ 59	49%

% of Adjusted Pre-Tax Income from Continuing Operations	22.1%	20.8%	1.3 pts

Income from Continuing Operations	$ 127	$ 2	NM
Impact of special items	184	223

Adjusted Income from Continuing Operations	$ 311	$ 225	38%

Diluted EPS from Continuing Operations	$ 0.23	$ 0.00	NM
Impact of special items	0.33	0.41

Adjusted Diluted EPS from Continuing Operations	$ 0.56	$ 0.41	37%

WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Diluted	551	549

[1]

The company’s results in 2016 and 2015 included intangible asset amortization expense of $42 million ($29 million, or $0.05 per diluted share, on an after-tax basis) and $40 million ($32 million, or $0.06 per diluted share, on an after-tax basis), respectively.

[2]

The company’s results in 2016 included a net charge of $171 million ($124 million, or $0.23 per diluted share, on an after-tax basis) related to business optimization initiatives. This included a net charge of $130 million related to restructuring activities, $25 million of costs to implement business optimization programs which included external consulting and employee salary and related costs, $11 million of accelerated depreciation associated with facilities to be closed, and $5 million of Gambro integration costs. The $130 million of net restructuring charges included net $101 million of employee termination costs, a $27 million intangible asset impairment charge related to acquired in-process R&D, and net $2 million of other exit costs.

The company’s results in 2015 included a net charge of $104 million ($71 million, or $0.13 per diluted share, on an after-tax basis) related to business optimization initiatives. This included a net charge of $92 million related to restructuring activities and Gambro integration charges of $12 million. The $92 million of net restructuring charges included net $61 million of employee termination costs, a $13 million intangible asset impairment, and $18 million of asset and other exit costs.

[3]

The company’s results in 2016 and 2015 included costs incurred related to the Baxalta separation totaling $10 million ($7 million, or $0.01 per diluted share, on an after-tax basis) and $61 million ($49 million, or $0.09 per diluted share, on an after-tax basis), respectively.

[4]

The company’s results in 2015 included a net benefit of $18 million ($11 million, or $0.02 per diluted share, on an after-tax basis) primarily related to adjustments to the COLLEAGUE and SIGMA SPECTRUM infusion pump reserves.

[5]	The company’s results in 2016 included a net debt extinguishment loss of $48 million ($34 million, or $0.06 per diluted share, on an after-tax basis) primarily related to certain debt redemptions.

The company’s results in 2015 included a loss of $130 million ($82 million, or $0.15 per diluted share, on an after-tax basis) related to the July 2015 debt tender offers.

For more information on the company’s use of non-GAAP financial measures in this press release, please see the company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on the date of this press release.

BAXTER — PAGE  8

BAXTER INTERNATIONAL INC.

Consolidated Statements of Income

Nine Months Ended September 30, 2016 and 2015

(unaudited)

(in millions, except per share and percentage data)

	Nine Months Ended September 30,
	2016		2015		Change

NET SALES	$ 7,518		$ 7,365		2%

COST OF SALES	4,510		4,291		5%

GROSS MARGIN	3,008		3,074		(2%	)

% of Net Sales	40.0%		41.7%		(1.7 pts	)

MARKETING AND ADMINISTRATIVE EXPENSES	2,076		2,361		(12%	)
% of Net Sales	27.6%		32.1%		(4.5 pts	)

RESEARCH AND DEVELOPMENT EXPENSES	490		442		11%
% of Net Sales	6.5%		6.0%		0.5 pts

OPERATING INCOME	442		271		63%

% of Net Sales	5.9%		3.7%		2.2 pts

NET INTEREST EXPENSE	53		94		(44%	)

OTHER INCOME, NET A	(4,286)		(46)		NM

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	4,675		223		NM

INCOME TAX (BENEFIT) EXPENSE	(51)		13		NM

% of Income from Continuing Operations before Income Taxes	(1.1%	)	5.8%		(6.9 pts	)

INCOME FROM CONTINUING OPERATIONS	4,726		210		NM

(LOSS) INCOME FROM DISCONTINUED OPERATIONS, NET OF TAX B	(4)		553		(101%	)

NET INCOME	$ 4,722		$ 763		NM

INCOME FROM CONTINUING OPERATIONS PER COMMON SHARE
Basic	$ 8.64		$ 0.39		NM

Diluted	$ 8.56		$ 0.38		NM

(LOSS) INCOME FROM DISCONTINUED OPERATIONS PER COMMON SHARE
Basic	($ 0.01)		$ 1.01		NM

Diluted	($ 0.01)		$ 1.01		NM

NET INCOME PER COMMON SHARE
Basic	$ 8.63		$ 1.40		NM

Diluted	$ 8.55		$ 1.39		NM

WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Basic	547		544
Diluted	552		548

ADJUSTED OPERATING INCOME (excluding special items)	$ 976	C	$ 614	C	59%

ADJUSTED PRE-TAX INCOME FROM CONTINUING OPERATIONS (excluding special items)	$ 967	C	$ 644	C	50%

ADJUSTED INCOME FROM CONTINUING OPERATIONS (excluding special items)	$ 766	C	$ 519	C	48%

ADJUSTED DILUTED EPS FROM CONTINUING OPERATIONS (excluding special items)	$ 1.39	C	$ 0.95	C	46%

NM - Not Meaningful

A	Other Income, net for the period ended September 30, 2016 includes $4.4 billion net realized gains on the Baxalta retained shares transactions and a $149 million net debt extinguishment loss.

B	Operating results from Baxalta are classified as discontinued operations for all periods presented.

C	Refer to page 9 for a description of the adjustments and a reconciliation to GAAP measures.

BAXTER — PAGE  9

BAXTER INTERNATIONAL INC.

Note to Consolidated Statements of Income

Nine Months Ended September 30, 2016 and 2015

Description of Adjustments and Reconciliation of GAAP to Non-GAAP Measures

(unaudited)

(in millions, except per share and percentage data)

The company’s GAAP results for the nine months ended September 30, 2016 and 2015 included special items which impacted the GAAP measures as follows:

	Nine Months Ended September 30,
	2016	2015	Change

Gross Margin	$ 3,008	$ 3,074	(2%	)
Intangible asset amortization expense [1]	124	120
Business optimization items [2]	113	28
Intangible asset impairment [3]	51	—
Baxalta separation-related costs [4]	1	1
Product-related items [5]	(12)	(18)

Adjusted Gross Margin	$ 3,285	$ 3,205	2%

% of Net Sales	43.7%	43.5%	0.2 pts

Marketing and Administrative Expenses	$ 2,076	$ 2,361	(12%	)
Business optimization items [2]	(137)	(113)
Baxalta separation-related costs [4]	(45)	(88)

Adjusted Marketing and Administrative Expenses	$ 1,894	$ 2,160	(12%	)

% of Net Sales	25.2%	29.3%	(4.1 pts	)

Research and Development Expenses	$ 490	$ 442	11%
Business optimization items [2]	(75)	(11)

Adjusted Research and Development Expenses	$ 415	$ 431	(4%	)

% of Net Sales	5.5%	5.9%	(0.4 pts	)

Operating Income	$ 442	$ 271	63%
Impact of special items	534	343

Adjusted Operating Income	$ 976	$ 614	59%

% of Net Sales	13.0%	8.3%	4.7 pts

Other Income, Net	$ (4,286)	$ (46)	NM
Net realized gains on Retained Shares transactions [6]	4,391	—
Loss on debt extinguishment [7]	(149)	(130)
Litigation settlement [8]	—	52

Adjusted Other Income, Net	$ (44)	$ (124)	(65%	)

Pre-Tax Income from Continuing Operations	$ 4,675	$ 223	NM
Impact of special items	(3,708)	421

Adjusted Pre-Tax Income from Continuing Operations	$ 967	$ 644	50%

Income Tax (Benefit) Expense	$ (51)	$ 13	NM
Impact of special items	252	112

Adjusted Income Tax Expense	$ 201	$ 125	61%

% of Adjusted Pre-Tax Income from Continuing Operations	20.8%	19.4%	1.4 pts

Income from Continuing Operations	$ 4,726	$ 210	NM
Impact of special items	(3,960)	309

Adjusted Income from Continuing Operations	$ 766	$ 519	48%

Diluted EPS from Continuing Operations	$ 8.56	$ 0.38	NM
Impact of special items	(7.17)	0.57

Adjusted Diluted EPS from Continuing Operations	$ 1.39	$ 0.95	46%

WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Diluted	552	548

[1]

The company’s results in 2016 and 2015 included intangible asset amortization expense of $124 million ($91 million, or $0.16 per diluted share, on an after-tax basis) and $120 million ($97 million, or $0.18 per diluted share, on an after-tax basis), respectively.

[2]

The company’s results in 2016 included a net charge of $325 million ($242 million, or $0.45 per diluted share, on an after-tax basis) related to business optimization initiatives. This included a net charge of $237 million related to restructuring activities, $44 million of costs to implement business optimization programs which included external consulting and employee salary and related costs, $25 million of accelerated depreciation associated with facilities to be closed, and $19 million of Gambro integration costs. The $237 million of net restructuring charges included net $144 million of employee termination costs, $54 million of costs related to the discontinuance of the VIVIA home hemodialysis development program, a $27 million of intangible asset impairment charge related to acquired in-process R&D, and net $12 million of other exit costs.

The company’s results in 2015 included a net charge of $152 million ($105 million, or $0.19 per diluted share, on an after-tax basis) primarily related to business optimization charges. This included a net charge of $102 million related to restructuring activities and Gambro integration charges of $50 million. The $102 million of net restructuring charges included net $71 million of employee termination costs, a $13 million intangible asset impairment, and $18 million of asset and other exit costs.

[3]	The company’s results in 2016 included a $51 million ($37 million, or $0.07 per diluted share, on an after-tax basis) impairment primarily related to developed technology.

[4]

The company’s results in 2016 and 2015 included costs incurred related to the Baxalta separation totaling $46 million ($34 million, or $0.06 per diluted share, on an after-tax basis) and $89 million ($69 million, or $0.13 per diluted share, on an after-tax basis), respectively.

[5]	The company’s results in 2016 included a benefit of $12 million ($9 million, or $0.02 per diluted share, on an after-tax basis) related to an adjustment to the SIGMA SPECTRUM infusion pump reserves.

The company’s results 2015 included a net benefit of $18 million ($11 million, or $0.02 per diluted share, on an after-tax basis) primarily related to adjustments to the COLLEAGUE and SIGMA SPECTRUM infusion pump reserves.

[6]

The company’s results in 2016 included net realized gains of $4.4 billion ($4.4 billion, or $8.05 per diluted share, on an after-tax basis), related to the debt-for-equity exchanges of the company’s retained shares in Baxalta for certain company indebtedness, the exchange of retained shares in Baxalta for Baxter shares and the contribution of retained shares in Baxalta to Baxter’s U.S. pension fund. A tax benefit of $54 million was recognized as a result of these transactions.

[7]

The company’s results in 2016 included a net debt extinguishment loss totaling $149 million ($100 million, or $0.18 per diluted share, on an after-tax basis) related to the March 2016 debt-for-equity exchange for certain company indebtedness and certain debt redemptions.

The company’s results in 2015 included a loss of $130 million ($82 million, or $0.15 per diluted share, on an after-tax basis) related to the July 2015 debt tender offers.

[8]

The company’s results in 2015 included income, net of expenses, of $52 million ($33 million, or $0.06 per diluted share, on an after-tax basis) related to a litigation settlement in which Baxter was the beneficiary.

For more information on the company’s use of non-GAAP financial measures in this press release, please see the company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on the date of this press release.

BAXTER — PAGE  10

BAXTER INTERNATIONAL INC.

Net Sales

Periods Ending September 30, 2016 and 2015

(unaudited)

($ in millions)

	Q3 2016	Q3 2015	% Growth @ Actual Rates		% Growth @ Constant Rates	YTD 2016	YTD 2015	% Growth @ Actual Rates		% Growth @ Constant Rates

Renal
United States	$ 213	$ 196	9%		9%	$ 624	$ 575	9%		9%
International	764	747	2%		5%	2,216	2,230	(1%	)	4%
Total Renal	$ 977	$ 943	4%		6%	$2,840	$2,805	1%		5%

Hospital Products
United States	$ 854	$ 809	6%		6%	$2,518	$2,363	7%		7%
International	727	735	(1%	)	1%	2,160	2,197	(2%	)	3%
Total Hospital Products	$1,581	$1,544	2%		3%	$4,678	$4,560	3%		5%

Baxter International Inc.
United States	$1,067	$1,005	6%		6%	$3,142	$2,938	7%		7%
International	1,491	1,482	1%		3%	4,376	4,427	(1%	)	3%
Total Baxter	$2,558	$2,487	3%		4%	$7,518	$7,365	2%		5%

BAXTER — PAGE  11

BAXTER INTERNATIONAL INC.

Sales by Franchise

Periods Ending September 30, 2016 and 2015

(unaudited)

($ in millions)

	Q3 2016	Q3 2015	% Growth @ Actual Rates		% Growth @ Constant Rates		YTD 2016	YTD 2015	% Growth @ Actual Rates		% Growth @ Constant Rates

Total Renal [1]	$ 977	$ 943	4%		6%		$2,840	$2,805	1%		5%

Hospital Products
Fluid Systems [2]	$ 576	$ 526	10%		11%		$1,686	$1,537	10%		12%
Integrated Pharmacy Solutions [3]	563	590	(5%	)	(4%	)	1,682	1,702	(1%	)	1%
Surgical Care [4]	320	322	(1%	)	0%		972	977	(1%	)	1%
Other [5]	122	106	15%		15%		338	344	(2%	)	(1%	)
Total Hospital Products	$1,581	$1,544	2%		3%		$4,678	$4,560	3%		5%

Total Baxter	$2,558	$2,487	3%		4%		$7,518	$7,365	2%		5%

[1]	Includes sales of the company’s peritoneal dialysis, hemodialysis and continuous renal replacement therapies.

[2]	Includes sales of the company’s IV therapies, infusion pumps and administration sets.

[3]	Includes sales of the company’s premixed and oncology drug platforms, nutrition products and pharmacy compounding services.

[4]	Includes sales of the company’s inhaled anesthesia products as well as biological products and medical devices used in surgical procedures for hemostasis, tissue sealing and adhesion prevention.

[5]	Includes sales primarily from the company’s pharmaceutical partnering business.

BAXTER — PAGE  12

BAXTER INTERNATIONAL INC.

Franchise Sales by U.S. and International

Periods Ending September 30, 2016 and 2015

(unaudited)

($ in millions)

	Q3 2016			Q3 2015			% Growth
	U.S.	International	Total	U.S.	International	Total	U.S.		International		Total

Total Renal	$ 213	$ 764	$ 977	$ 196	$ 747	$ 943	9%		2%		4%

Hospital Products
Fluid Systems	$ 327	$ 249	$ 576	$ 266	$ 260	$ 526	23%		(4%	)	10%
Integrated Pharmacy Solutions	259	304	563	288	302	590	(10%	)	1%		(5%	)
Surgical Care	188	132	320	187	135	322	1%		(2%	)	(1%	)
Other	80	42	122	68	38	106	18%		11%		15%
Total Hospital Products	$ 854	$ 727	$1,581	$ 809	$ 735	$1,544	6%		(1%	)	2%

Total Baxter	$1,067	$1,491	$2,558	$1,005	$1,482	$2,487	6%		1%		3%